THE BFM INSTITUTIONAL TRUST INC.
THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
--------------------------------------------------
SEMI-ANNUAL REPORT
DECEMBER 31, 1995
(UNAUDITED)

                        THE BFM INSTITUTIONAL TRUST INC.
                 MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER



                                                                January 31, 1996



Dear Shareholder:

We are pleased to provide this semi-annual report to shareholders of the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") of The BFM Institutional Trust Inc. (the "Trust") for the period ended December 31, 1995. The Trust is an open-end management investment company whose investment adviser, BlackRock Financial Management, Inc. (the "Adviser"), has day-to-day investment responsibility for the Trust's portfolios.

The Trust is a series of no-load, open-end mutual funds ("Portfolios") that seek to maximize total return consistent with prudent investment management. Each portfolio has a specific benchmark such as the Saloman Brothers Broad Investment Grade Index, the Lehman Aggregate Index or the Merrill Lynch 1-3 Year Treasury Index, and, therefore, the Portfolios vary with respect to duration target and the percentage of securities included from each of the fixed income sectors. In addition, the credit quality with in each Portfolio will also vary. Currently, three of the Portfolios are funded: The Core Fixed Income Portfolio, The Short Duration Portfolio and The Multi-Sector Mortgage Securities Portfolio III.
Other portfolios available for investment are: The Intermediate Duration Portfolio, The Mortgage Portfolio, The Government Portfolio, The Long Duration Portfolio, The Investment Grade Multi-Sector Mortgage Securities Portfolio, and The Multi-Sector Mortgage Securities Portfolio II-VIII.

INVESTMENT COMMENTARY
---------------------

A review of 1995 as a whole uncovers three consistent themes within the fixed income market. Participating in these themes proved critical to outperforming the market during the year.

   . The overwhelming trend throughout was the decline in market yields. Except for a sharp July correction, yields fell dramatically across the curve driven by a moderation in growth and inflation and gradual Federal Reserve easing.


   . Movement in the shape of the yield curve was also consistent. From money market instruments out to 2-year Treasuries, the yield curve flattened and inverted relative to the Fed funds target, while the curve steepened from 2-year to 30-year Treasuries.

   . Sector performance was characterized by a continual, gradual tightening in corporate, commercial mortgage backed securities and asset-backed spreads, countered by widening residential mortgage spreads and rising municipal-to-Treasury ratios.

Commercial and multifamily mortgage-backed securities performed overall quite well in 1995. The AAA- and AA-rated sectors tightened by an average of 17.5 basis points and A- and BBB-sector tightened by 12.5 basis points and at year-end. Selected BB-rated issues performed well by yielding an average of 11% at year-end while tightening 25 basis points.

During 1995 the Portfolio benefited by AAA and AA sector tightening, the significant yield advantage of CMBS and multifamily mortgage securities, and active yield curve management using hedging strategies to counter the intrinsic basis risk in using the Saloman BIG Index as the benchmark. The performance of the Portfolio for 1995 was particularly significant given the strong price performance and fall of interest rates for the U.S. fixed income markets.

THE MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO
----------------------------------------------

The Multi-Sector Mortgage Securities Portfolio III commenced operations on October 6, 1994 and during the period ended December 31, 1995 the Portfolio's net asset value ranged between $1,050.44 and $1,087.18. The Portfolio declares dividends on a daily basis, with distributions for the period totaling $41.63 per share. The $7.18 monthly dividend paid on December 31, 1995 is equivalent to an annualized distribution rate 8.16% on the portfolio's $1,056.09 net asset value as of that same date. As of December 31, 1995, the SEC yield of the Portfolio was 7.70%. The change in net asset value, combined with the monthly Portfolio distribution, resulted in a total rate of return for 1995 of 6.63% and 16.09% annualized since the Portfolio's inception. The figure below graphs the current value of $1,000,000 invested in the Portfolio from inception through December 31, 1995.


                             [GRAPH APPEARS HERE]

The Portfolio is a non-diversified portfolio investing in a range of agency and non-agency mortgage securities, including primarily senior and subordinated tranches of commercial and multifamily mortgage securities. At least 75% of the Portfolio's net assets will be invested in securities rated investment grade or better, and up to 25% of the Portfolio's net assets may be invested in non-investment grade securities rated single-B or better. The Portfolio may also invest in U.S. Government Securities. The chart below shows the breakdown of the Portfolio as of December 31, 1995 and June 30, 1995:

COMPOSITION                                       DECEMBER 31, 1995          JUNE 30, 1995
-----------                                       -----------------          -------------
U.S. Treasury Securities                                  0%                        7%
Commercial Mortgage-Backed Securities*
    AAA-rated                                             4%                        3%
    AA-rated                                              18%                       39%
    A-rated                                               33%                       29%
    BBB-rated                                             22%                       14%
    BB-rated                                              18%                        5%
    B-rated                                               5%                        3%


*  Includes commercial and multifamily mortgage securities.


TOTAL RETURNS PERIOD        MULTI-SECTOR MORTGAGE             SALOMON BROAD
 ENDING                     SECURITIES PORTFOLIO III/1/     INVESTMENT GRADE INDEX
DECEMBER 31, 1995
-------------------------------------------------------------------------------------
1-Month                             1.44%                     1.38%
-------------------------------------------------------------------------------------
3-Month                             4.51%                     4.34%
-------------------------------------------------------------------------------------
6-Month                             6.63%                     6.32%
-------------------------------------------------------------------------------------
Since Inception                     20.26%                    19.75%
-------------------------------------------------------------------------------------

We appreciate your investment in the BlackRock Financial Management Institutional Trust and look forward to continuing to serve your financial needs.

Sincerely,



Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

---------------
/1/ Past performance is not necessarily indicative of future results.
The performance figures above reflect the deduction of investment advisory fees and other expenses.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Portfolio of Investments (unaudited)
December 31, 1995

--------------------------------------------------------------------------------------------------
                Principal
                 Amount
Rating*          (000)                  DESCRIPTION                                     Value
--------------------------------------------------------------------------------------------------
                              LONG-TERM INVESTMENTS - 96.7%
                              Commercial Mortgage - Backed Securities - 96.7%
AA                   $500     Aetna Commercial Mortgage,
                                  6.89%, Series 1995-C5, Class C1, 12/26/30               $502,031
A                   4,000     American Southwest Financial Securities Corporation,
                                  8.00%, Series 1994-C2, Class A4, 8/25/10               4,092,280
AA                  1,500     Bellaire Finance Incorporated,
                                  8.97%, Class A, 02/01/08                               1,571,250
BBB+                1,478     Carousel Ctr. Finance Inc.,
                                  7.65%, Class C, 10/15/07                               1,507,601
                              CBA Mortgage Corporation,
AAA                   300         7.15%, Series 1993-C-1, Class A2, 12/25/03               311,494
A                   2,500         7.15%, Series 1993-C-1, Class C, 12/25/03              2,553,125
                              Central Life Assurance Company,
AA+                 3,444         8.90%, Series 1994-1, Class A2, 11/01/20               3,683,893
A                   1,126         9.10%, Series 1994-1, Class B1, 12/31/20               1,204,644
BBB                 3,000     Citibank, N.A. Multifamily Mortgage,
                                  8.00%, Series 1994-1, Class M1, 01/25/19               3,092,096
AA                  3,968     Creekwood Capital Corporation, Collateral Note,
                                  8.47%, 03/16/15                                        4,415,384
AA                  1,000     DLJ Mortgage Acceptance Corporation,
                                  7.65%, Series 1993-M12, Class A2, 09/18/03             1,045,175
AA                  4,000     FDIC TRUST,
                                  8.45%, Series 1994-C1, Class 2C, 09/25/25              4,298,752
BBB                 3,000     FSA Finance Incorporated,
                                  8.31%, Class C, 06/01/02                               3,142,831
A                   4,000     Gentra Capital Commercial Real Estate,
                                   8.50% Series 1994-1, Class D, 07/25/28                4,161,250
BB                  2,000     Kearney II - E ,
                                  9.40%, 10/15/05                                        2,015,000
                              KP Acceptance Corporation 1,
Baa2                1,074         6.50%, Series 1993-M3, Class D, 11/25/25               1,037,643
A                   2,500         7.00%, Series 1994-C1, Class C, 02/01/06               2,535,004
BBB                 1,800     KS Mortgage Corp.,
                                  7.79%, Series 1995-1, Class D, 02/20/30                1,870,875
BBB                 2,000     LB Commercial Conduit Mortgage Trust,
                                  7.05%, Series 1995-C2, Class D, 09/25/25               1,978,125
                              Lennar United States Partners Limited,
BB                  1,500         9.75%, Series 1995-1, Class E, 05/15/05                1,510,507
B                   1,000        11.70%, Series 1995-1, Class F, 05/15/05                1,010,352
A                   2,125     LTC,
                                  9.50%, Series 1994-1, Class C, 06/15/26                2,354,199
BBB                 3,000     LXP Funding Corp.,
                                  8.86%, Class C, 05/26/08                               3,185,625
                              Merrill Lynch Mortgage Investments, Inc.,
                                  Pass-Through Cert.,
A                   1,000         7.55%, Series 1995-C1, Class C, 05/25/15               1,036,563
BBB                 3,000         7.95%, Series 1995-C1, Class D, 05/25/15               3,097,969
BBB                 3,000     Morgan Stanley Capital Investments, Inc.,
                                  Pass-Through Cert.,
                                  7.41%, Series 1995, Class D, 02/15/97                  3,001,875

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Portfolio of Investments(unaudited)
December 31, 1995

--------------------------------------------------------------------------------------------------
                Principal
                 Amount
Rating*          (000)                  DESCRIPTION                                     Value
--------------------------------------------------------------------------------------------------
 Baa2               2,000     Mortgage Capital Funding, Inc.,
                                  8.79%, Series 1994-MC1, Class A5, 06/25/19            $2,101,804
 BBB                1,000     Nomura Asset Capital Corporation,
                                  7.64%, Series 1993-M1, Class A1, 11/25/03              1,009,386
 A                  3,000     Oregon Commercial Mortgage,
                                  7.60%, Series 1995 - 1 Class C, 06/01/23               3,071,250
                              Paine Webber Mortgage Accept Corp.,
 A                  2,000         7.30%, Series 1995 MI, Class C, 01/15/07               2,060,504
 A                  2,000         6.90%, Series 1995 M2, Class C, 12/01/03               2,030,000
 BBB                1,000         7.20%, Series 1995 M2, Class D, 12/01/03               1,009,219
 A                    895     Prudential Securities Secured Financing, Pass-Through
                               Cert.,
                                  7.64%, Series 1995-C1, Class C, 01/25/15                 933,037
 Baa2               2,000     Queens Center Funding Corporation,
                                  8.06%, Series 1-Class b, 01/01/04                      2,007,500
                              Resolution Trust Corporation,
 Baa2               3,000         6.90%, Series 1995-C1, Class D, 02/25/27               2,880,000
 AA-                1,365         7.70%, Series 1992-C6, Class B, 07/25/24               1,395,019
 A                  2,926         8.00%, Series 1994-C2, Class D, 04/25/25               3,008,051
 Baa2               3,393         8.00%, Series 1992-C6, Class C, 07/25/24               3,458,530
 A                  3,167         8.50%, Series 1993-C2, Class D, 03/25/23               3,293,396
 AAA                3,950         7.20%, Series 1992-C8, Class A, 12/25/23               3,971,968
 Baa2               3,000         7.00%, Series 1995-C2, Class D, 05/25/27               2,942,813
 AA+                  900         8.63%, Series 1992-M3, Class A2, 07/25/30                918,132
 B+                 2,500        10.63%, Series 1994-N2, Class A, 12/14/04               2,544,531
 AA                 1,900     Structured Asset Secs. Corp. Multi,
                                  7.37%, Series 1995-C4, Class C , 06/25/26              1,895,250
 BB                 2,661  #  SKW Real Estate,
                                  9.05%, Series 1994, Class D, 04/15/04                  2,660,625
                              SKW Real Estate II,
 B                    500        11.00%, Class E, 05/15/05                                 503,939
 B                  2,222        12.80%, Class E, 05/15/05                               2,248,075
 A                  4,500     TVO Southwest,
                                  9.37%, Series 1994-MF1, Class A2, 11/18/04             4,982,819
                              WHP Commercial Mortgage,
 A                  2,000         7.76%, Series 1995-C1, Class C, 07/20/25               2,074,175
 BBB                3,000         8.60%, Series 1995-C1, Class D, 07/20/25               3,132,427
                                                                                       -----------

                              Total long-term investments(cost $111,451,073)           116,347,993
                                                                                       -----------
                              SHORT-TERM INVESTMENTS - 0.9%
                              Discount Note - 0.6%
                      750     Federal Home Loan Bank, 01/02/96 (Cost $750,000)             750,000
                                                                                       -----------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Portfolio of Investments (unaudited)
December 31, 1995

--------------------------------------------------------------------------------------------------

                Contracts##             DESCRIPTION                                     Value
--------------------------------------------------------------------------------------------------
                              Call Options Purchased - 0.3%
                      870     U.S. Treasury Bond Future 10 Year, expiring March 1996       243,328
                    1,500     U.S. Treasury Bond Future 30 Year, expiring March 1996        53,907
                              Total call options purchased (cost $213,756)                 297,235

                              Total short-term investments (cost $963,756)               1,047,235

                              Total investments (Cost $112,414,829) - 97.6%            117,395,228

                              Other assets in excess of liabilities - 2.4%               2,887,490

                              NET ASSETS - 100%                                       $120,282,718

--------------------------------------------------------------------------------
 *  Using the higher of Standard & Poor's, Moody's, or Fitch's rating.
 # A portion of the above denoted securities market value was segregated to cover margin requirements for open futures contracts.
##  One contract equals $100,000 face value.


See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Statement of Assets and Liabilities
December 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $112,414,829)(Note 1)             $117,395,228
Cash                                                                58,891
Interest receivable                                                759,330
Receivable due from Adviser                                          2,633
Receivable for principal paydowns                                   56,563
Receivable for investments sold                                  6,217,297
                                                              ------------
                                                               124,489,942
                                                              ------------

LIABILITIES
Payable for investments purchased                                3,979,274
Payable for margin variation on futures                              7,631
Advisory fee payable                                               152,956
Administration fee payable                                          16,706
Other accrued expenses and liabilities                              50,657
                                                              ------------
                                                                 4,207,224
                                                              ------------

NET ASSETS                                                    $120,282,718
                                                              ============


Net assets were comprised of :
  Common stock, at par(Note 5)                                         $11
  Paid-in capital in excess of par                             114,537,046
                                                              ------------
                                                               114,537,057
  Accumulated net realized gain                                    806,874
  Net unrealized appreciation                                    4,938,787
                                                              ------------
  Net assets, December 31,1995                                $120,282,718
                                                              ============

Net asset value per share                                        $1,056.09
                                                              ============

Total shares outstanding at end of period                      113,894.738
                                                              ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Statements of Operations
For the Six Months Ended December 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

Net Investment Income

Income
  Interest (including net discount accretion of $40,774)            $4,680,676
                                                                  ------------
Expenses
  Investment advisory                                                  143,416
  Administration                                                        35,108
  Custodian                                                              4,131
  Transfer Agent                                                        12,391
  Legal                                                                  7,540
  Audit                                                                  5,027
  Directors                                                              1,257
  Miscellaneous                                                          6,019
                                                                  ------------
    Total expenses                                                     214,889

    Expenses waived by the adviser (Note 2)                             (2,633)
                                                                  ------------
    Net expenses                                                       212,256
                                                                  ------------
Net investment income                                                4,468,420
                                                                  ------------


Realized and Unrealized Gain (Loss) on Investments(Note 3)

Net realized gain/(loss) on:
   Investments                                                       1,851,966
   Futures                                                            (289,601)
                                                                  ------------
   Net realized gains                                                1,562,365
                                                                  ------------
Net unrealized appreciation on:
   Investments                                                       1,265,894
   Futures                                                             176,337
                                                                  ------------
   Net unrealized appreciation on investments                        1,442,231
                                                                  ------------
Net gain on investments                                              3,004,596
                                                                  ------------
Net Increase In Net Assets Resulting from Operations                $7,473,016
                                                                  ============


-------------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Cash Flow Statement

--------------------------------------------------------------------------------

                                                             For the Six                 For the Period
                                                             Months Ended               October 4, 1994
                                                           December 31, 1995                through
                                                              (unaudited)                June 30, 1995
                                                           ------------------          -----------------
INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
  Interest received                                            $4,687,330                 $5,123,709
  Expenses paid                                                   (80,303)                  (195,865)
  Variation margin received (paid)                                 49,550                   (301,480)
  Proceeds (purchase of) from disposition of
    short-term portfolio investments, net                       5,416,561                 (6,300,000)
  Gain (loss) on closed futures contracts                         (71,652)                 1,236,891
  Purchase of long-term portfolio investments                 (97,586,811)              (278,912,706)
  Proceeds from disposition of long term
    portfolio investments                                      87,602,100                179,366,567
                                                              -----------               ------------
  Net cash flows provided by (used for)
    operating activities                                           16,775                (99,982,884)
                                                              -----------               ------------

Cash flows provided by financing activities:
  Dividends paid (excluding reinvestment of
    dividends of $8,792,920 and $5,719,137,
    respectively)                                                       0                          0
  Proceeds from Trust shares sold                                       0                100,000,000
    Net cash flow provided by financing
    activities                                                          0                100,000,000
                                                              -----------               ------------
Net increase in cash                                               16,775                     17,116
Cash at beginning of year                                          42,116                     25,000
                                                              -----------               ------------
Cash at end of period                                             $58,891                    $42,116
                                                              ===========               ============

RECONCILIATION OF NET INCOME IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations            7,473,016                $12,784,665
                                                              -----------               ------------
(Increase) decrease in investments                              1,715,466               (109,040,570)
Net realized gain                                              (1,562,365)                (3,568,972)
Increase in unrealized appreciation                            (1,442,231)                (3,496,556)
Increase in receivable for investments sold                    (6,271,140)                    (2,683)
(Increase) decrease in interest receivable                          6,557                   (765,887)
(Increase) decrease in margin variation on futures                 91,162                    (83,531)
(Increase) decrease in other assets                                    97                        (97)
Increase (decrease) in payable for investments
 purchased                                                       (125,740)                 4,105,014
Increase in accrued expenses and other liabilities                131,953                     85,733
                                                              -----------               ------------
  Total adjustments                                            (7,456,241)              (112,767,549)
                                                              -----------               ------------

Net cash flows provided by (used for)
 operating activties                                              $16,775               ($99,982,884)
                                                              ===========               ============

--------------------------------------------------------------------------------
*Commencement of operations.

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Statement of Changes in Net Assets
For the Six Months Ended December 31, 1995
(Unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:

     Net investment income                                      $  4,468,420

     Net realized gain on investments                              1,562,365

     Net unrealized appreciation on investments                    1,442,231
                                                                ------------

     Net increase in net assets resulting from operations          7,473,016
                                                                ------------

Dividends and distributions:
     Net investment income                                        (4,468,420)
     Net realized gain                                            (4,324,463)
                                                                ------------
                                                                  (8,792,883)
                                                                ------------
Capital share transactions:
     Net asset value of shares issued in reinvestment
       of dividends and distributions                              8,792,920
                                                                ------------

     Net increase                                                  7,473,053


Net Assets

Beginning of year                                                112,809,665
                                                                ------------
End of period                                                   $120,282,718
                                                                ============
-----------------------------------------------------------------------------

See Notes to Financial Statements.

The BFM Institutional Trust Inc.
The Multi-Sector Mortgage Securities Portfolio III
Financial Highlights
December 31, 1995
--------------------------------------------------------------------------------

                                                          Six Months      October 6, 1994(a)
                                                            Ended             Through
                                                      December 31, 1995
                                                         (Unaudited)        June 30,1995
                                                      -------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period                      $1,068.11         $1,000.00
  Net investment income(b)                                    41.63             55.81
  Net realized and unrealized gain on investments             27.62             68.11
  Net increase from investment operations                     69.25            123.92
  Dividends from net investment income                       (41.63)           (55.81)
  Distributions from net realized capital gains              (39.64)               --
    Total dividends and distributions                        (81.27)           (55.81)
  Net asset value, end of period                          $1,056.09         $1,068.11

TOTAL INVESTMENT RETURN(C)                                     6.63%            12.78%

RATIOS TO AVERAGE NET ASSETS:
Expenses(b)(d)                                                 0.37%             0.37%
Net investment income(b)                                       7.77%             7.54%

SUPPLEMENTAL DATA:
Average net assets (in thousands)                          $114,109          $103,332
Portfolio turnover                                               81%              215%
Net assets, end of period (in thousands)                   $120,283          $112,810

--------------------------------------------------------------------------------
(a)  Commencement of investment operations.
(b) The Adviser waived fees amounting to $2,633, $56,269 for the periods ended December 31, 1995 and June 30, 1995, respectively. Net investment income would have been $41.63 and $55.28 on a per share basis for the periods ended December 31, 1995 and June 30, 1995, respectively. The ratio of net operating expenses to average net assets would have been 0.37% and 0.45% for the periods ended December 31, 1995 and June 30, 1995, respectively. The net investment ratios would have been 7.77%, and 7.46% for the periods ended December 31, 1995 and June 30, 1995, respectively.
(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.
(d)  Annualized

The information above represents unaudited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


See Notes to Financial Statements.

THE BFM INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
__________________________________________________________________________

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The BFM Institutional Trust Inc. (the "Trust") is a no-load, open-end management investment company organized as a Maryland corporation. The Articles of Incorporation permit the Board of Directors to create an unlimited number of series (or "Portfolios"), each of which issues a separate class of shares and has its own investment objective and policies. The Trust was formed on November 27, 1991 and had no operations through June 18, 1992 other than those related to organizational matters and the sale and issuance of 10,000 shares of The Short Duration Portfolio to BlackRock Financial Management Inc. (the "Adviser") for $100,000 on June 18, 1992. The Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") commenced investment operations on October 6, 1994. The Short Duration Portfolio and The Core Fixed Income Portfolio commenced investment operations on July 17, 1992 and December 9, 1992, respectively.

     As of December 31, 1995, 99.98% of the shares of capital stock of the Portfolio are owned by Ameritech Pension/VEBA Trust.
     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business.
A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors.
Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy, the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contract, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, duration management or other portfolio management purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes premium or amortizes discount on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of it taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares dividends daily and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities.

NOTE 2.  AGREEMENTS

     The Trust has an Investment Advisory Agreement with the Adviser which provides that the Portfolio will pay to the Adviser for its services a monthly fee in an amount equal to .25% of average daily net assets on an annualized basis. The Adviser has agreed to waive a portion of its advisory fee from the Portfolio to the extent that the expenses of the Portfolio exceed .37% of average daily net assets. For the six months ended December 31, 1995, the Adviser waived $2,633 of its fee. The Trust has also entered into an Administration, Transfer Agent and

Custodian Agreement with PFPC Inc. (a wholly owned corporate subsidiary of PNC Bank, NA) and PNC Bank NA. PFPC and PNC Bank NA will receive an annual fee of
 .09% of the Portfolio's average daily net asset value.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Adviser. The Trust bears all other costs and expenses. The Adviser has agreed that, in any fiscal year, it will reimburse the Trust for expenses (including the fees of the Adviser but excluding taxes, interest, brokerage fees, commissions, litigation and indemnification expenses and other extraordinary expenses) that exceed the most restrictive expense limitation imposed by state securities commissions. The most restrictive expense limitation is 2 1/2% of the average value of the Trust's net assets during the year up to $30 million, 2% of the next $70 million of average net assets and 1 1/2% thereafter. Such expense reimbursement, if any, will be estimated and accrued daily. No expense reimbursement was required due to such limitation for the six months ended December 31, 1995.

     The Trust has entered into a Distribution Agreement with Provident Distributors, Inc. (the "Distributor"). Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Trust's shares, and in that capacity makes a continuous offering of the Trust's shares and bears the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports for the Trust (after such items have been prepared and set in type) which are used in connection with the offering of shares to securities dealers or investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by securities dealers in connection with the offering of the shares for sale to the public. There is no fee payable by the Trust pursuant to the Distribution Agreement, and there is no sales or redemption charge. The Distribution Agreement provides for indemnification by the Trust of the Distributor, its partners, employees, agents and affiliates for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions. The continuance of the Distribution Agreement must be approved in the same manner as the Investment Advisory Agreement, and the Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to any Portfolio at any time without penalty by the Rule 12b-1 Directors (as defined below) or by vote of a majority of the outstanding shares of the Portfolio (as such term is defined in the Investment Company Act) on not more than 60 days' nor less than 30 days' written notice to the Distributor and by the Distributor on like notice to the Trust.

     The Trust has adopted a Distribution and Stockholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Adviser is permitted to use a portion of the advisory fee it receives from the Trust to promote the distribution of the Trust's shares and to enhance the provision of stockholder services. The Plan was approved by a majority of
(i) the directors of the Trust and (ii) the directors of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (Rule 12b-1 Directors). The Plan permits the Adviser to pay fees to the Distributor. The Trust is not required or permitted under the Plan to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee the Adviser receives to pay for distribution-related activities.

     From amounts received by it under the Plan, the Distributor is authorized to make payments to securities dealers with which the Distributor has entered into solicitation fee agreements. The Distributor may also use a portion of the fee it receives under the Plan to cover the Distributor's cost of marketing services and advertising on behalf of the Portfolios and to compensate institutions who perform support services that would otherwise be performed by the Trust or its agent. These support services may include providing such office space, equipment, telephone facilities and various personnel as may be necessary or beneficial to establish and maintain stockholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries and provide such other services to the Trust as may reasonably be requested.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to any Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the amount of money to be spent by a Portfolio must also be submitted to the stockholders of the Portfolio for approval.

     Certain directors of the Trust who are not interested parties are paid a fee for their services in the amount of $2,500 on an annual basis.

NOTE 3.  PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1995 were $97,420,335 and $92,193,558 respectively. The federal income tax basis of the investments of the Portfolio at December 31, 1995 was $112,414,829 and accordingly, as of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $4,980,399 of which $5,015,130 appreciated securities and $34,731 related to depreciated securities.

     During the six months ended December 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1995 are as follows:

                Number of      Expiration   Value at        Value at       Unrealized Appreciation
Contracts          Type           Date     Trade Date   December 31, 1995       (Depreciation)
-----------  ----------------  ----------  -----------  -----------------  ------------------------
             Short Positions:
  259           10 yr. T-Note       March  $29,321,419        $29,679,781                 (358,362)
                                     1996
              Long Positions:
  171           30 yr. T-Bond       March   20,501,687         20,771,156                  269,469
                                     1996

  12             5 yr. T-Note       March    1,316,250          1,324,875                    8,625
                                     1996

  86             2 yr. T-Note       March   17,995,813         18,034,469                   38,656
                                                                                          --------
                                     1996                                                  (41,612)
                                                                                          ========





NOTE 4.  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. There were no dollar roll transactions during the six months ended December 31, 1995.

NOTE 5.  CAPITAL

  The Trust is authorized to issue 2 billion shares of $.0001 par value capital stock in or more classes or series. The Portfolio is authorized to issue 1 million shares. Of the 113,895 shares of the Portfolio outstanding at December 31, 1995, the Advisor owned 25 shares. Transactions in shares were as follows:

                                                                Six Months      October 6, 1994 *
                                                                   Ended             Through
                                                             December 31, 1995    June 30, 1995
                                                             -----------------  -----------------

Shares subscribed---------------------------------------                   ---            100,000

Shares issued in connection with the reinvestment
of dividends and distributions.............................              8,279              5,591
                                                                                          -------
105,591
Shares redeemed----------------------------------------                    ---                  0
                                                             -----------------            -------

Net Increase---------------------------------------------                8,279            105,591
                                                             =================            =======

*Commencement of investment operations


NOTE 6.  DIVIDENDS

          Subsequent to December 31,1995 the Board of Directors of the Trust declared a dividend from undistributed earnings of $6.66373 per share, payable January 31, 1996 to shareholders of record on January

31, 1996.


NOTE 7.  SUBSEQUENT EVENT

          On September 28, 1995 and September 29, 1995, respectively, the Board of Directors of the Trust and the Board of Directors of the PNC Fund ("PNC"), including all of the non-interested members of each Board, approved an asset purchase agreement between two investment portfolios, PNC and The Short Duration Portfolio and The Core Fixed Income Portfolio. The agreement, which was approved by Trust shareholders on December 20, 1995, provides for acquisition by PNC of all the assets and liabilities of The Short Duration Portfolio and The Core Fixed Income Portfolio in exchange for Institutional Shares of the PNC Short-Term Bond Portfolio and PNC Core Bond Portfolio, respectively, and the distribution of these PNC Shares to the shareholders of The Short Duration Portfolio and The Core Fixed Income Portfolio in liquidation of the Portfolio. The acquisition occurred on January 12, 1996, at which time the PNC Short-Term Bond and PNC Core Bond Portfolios acquired the assets of The Short Duration Portfolio and The Core Fixed Income Portfolio, respectively, at which time PNC was renamed Compass Capital Fund and the PNC Short-Term Bond and PNC Core Bond Portfolios were renamed Compass Capital Funds Short Government Portfolio and Core Bond Portfolios, respectively.

                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY


ADJUSTABLE RATE           Mortgage instruments with interest rates that adjust at periodic intervals at a fixed
MORTGAGE-BACKED           amount relative to the market levels of interest rates as reflected in specified
SECURITIES (ARMS):        indexes. ARMS are backed by mortgage loans secured by real property.


ASSET-BACKED SECURITIES:  Securities backed by various types of receivables such as automobile and credit card receivables.

COLLATERALIZED MORTGAGE   Mortgage-backed securities which separate mortgage pools into short-medium-,
OBLIGATIONS (CMOS):       and long-term securities with different priorities for receipt of principal and interest.  Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DIVIDEND:                 This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses.  This Trust declares dividends daily and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:    Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:                      Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                    Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities.  Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government.  Also known as Freddie Mac.

FNMA:                     Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities.  Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government.  Also known as Fannie Mae.

GNMA:                     Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.  GNMA's obligations are supported by the full faith and credit of the U.S. Treasury.  Also known as Ginnie Mae.


                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY

GOVERNMENT SECURITIES:    Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA
                          (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES  Mortgage securities that receive only the interest cash flows from an underlying
(I/O):                    pool of mortgage loans or underlying pass-through securities.  Also known as a Strip.

MORTGAGE DOLLAR ROLLS:    A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                          During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:   Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS
PASS-THROUGHS:            See Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):    Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is calculated daily and published in The New York Times and The Wall Street Journal.

OPEN-END FUND:            Investment vehicle which continually offers its shares to the public at net asset value and redeems its shares anytime at the prevailing net asset value.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

PRINCIPAL-ONLY            Mortgage securities that receive only the principal cash flows from an underlying
SECURITIES (P/O):         pool of mortgage loans of underlying pass-through securities, also known as a strip.

PROJECT LOANS:            Mortgages for multi-family, low to middle income housing.

REMIC:                    Real Estate Mortgage Investment Conduit, a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes.  Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.


                        THE BFM INSTITUTIONAL TRUST INC.
                                    GLOSSARY


REVERSE REPURCHASE        In a reverse repurchase agreement, the Trust sells securities and agrees to
AGREEMENTS:               repurchase them at a mutually agreed date and price.  During this time, the Trust continues to receive the principal and interest payments from that security.  At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

RESIDUALS:                Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


STRIP MORTGAGE-           Arrangements in which a pool of assets is separated into two classes that receive
BACKED SECURITIES         different proportions of the interest and principal distribution from underlying mortgage-backed securities.  IO's and PO's are examples of strips.


                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS

TAXABLE TRUSTS
-----------------------------------------------------------------------------------------------
                                                                                      MATURITY
                                                                   STOCK SYMBOL         DATE
                                                                   ------------       ---------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc....................................     BKT               N/A
The BlackRock North American Government Income Trust Inc..........     BNA               N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.................................     BBT               12/98
The BlackRock 1999 Term Trust Inc.................................     BNN               12/99
The BlackRock Target Term Trust Inc...............................     BTT               12/00
The BlackRock 2001 Term Trust Inc.................................     BLK               06/01
The BlackRock Strategic Term Trust Inc............................     BGT               12/02
The BlackRock Investment Quality Term Trust Inc...................     BQT               12/04
The BlackRock Advantage Term Trust Inc............................     BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc..........     BCT               12/09


TAX-EXEMPT TRUSTS
-----------------------------------------------------------------------------------------------

                                                                                      MATURITY
                                                                   STOCK SYMBOL         DATE
                                                                   ------------       ---------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc..............     BKN               N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA               N/A
The BlackRock Florida Investment Quality Municipal Trust..........     RFA               N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ               N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY               N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.....................     BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc...............     BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust...........     BRF               12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN               12/08
The BlackRock Insured Municipal Term Trust Inc....................     BMT               12/10

                       If would like further information
                             please call BlackRock
                          at (800) 227-7BFM (7236) or
                      consult with your financial advisor.

                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

          BlackRock Financial Management, Inc. (BlackRock), is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax-exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in twenty-one closed-end funds traded on either the New York Stock Exchange or the American Stock Exchange, and several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

          BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individual and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

          BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

          BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

          In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for your continued trust you place in our abilities.

DIRECTORS
Kent Dixon
Frank J. Fabozzi
James Grosfeld, Chairman

OFFICERS
Richard E. Cavanagh, President,
   Treasurer and Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022



This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


THE BFM INSTITUTIONAL TRUST INC.
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800)227-7BFM